EXHIBIT 10.18
                               SECURITY AGREEMENT

         This Security Agreement is entered into as of this 4th day of March, 1997 by CLF2, Inc., a Rhode Island corporation ("Debtor") in favor of Michael A. Cardillo ("Secured Party").


I.       SECURITY INTEREST

         The Debtor hereby grants the Secured Party a security interest in and agrees and acknowledges that Secured Party has and will continue to have a security interest in the assets described in Exhibit A attached hereto (all hereinafter sometimes collectively referred to as "Collateral") to secure the payment of all liabilities of the Debtor to Secured Party under that certain Promissory Note in the amount of $165,000, inclusive of principal and interest, of even date herewith (hereinafter collectively sometimes referred to as "obligation" or "obligations").


II.      WARRANTIES AND COVENANTS

         A. The Collateral will be kept and maintained at the location set forth at the attached Exhibit A; and Debtor will not locate the Collateral at any other locations without the prior written consent of the Secured Party, provided, however, that the Debtor may sell the inventory comprising a portion of the Collateral in the ordinary course of business so long as all payments due to the Secured Party are current.

         B. Except for the security interest granted hereby or created by Secured Party or Seller during Seller's ownership of the Collateral, Debtor is the owner of the Collateral free from any adverse lien, security interest or encumbrance, except that of Home Loan and Investment Bank, F.S.B. which has agreed to release such security interest in favor of the Secured Party, and Debtor will defend the Collateral against the claims and demands of all persons at any time claiming the same or any interest therein.

         C. No financing statements covering any Collateral or any proceeds thereof are on file in any public office except that of Home Loan and Investment Bank, F.S.B. which has agreed to execute termination statements with respect thereto, and at the request of Secured Party, Debtor will join with Secured
Party in executing one or more financing statements pursuant to the Uniform Commercial Code.


III.     EVENTS OF DEFAULT

         Debtor shall be in default under this Agreement if Debtor fails to make any payment to Secured Party when due under the Promissory Note (an "Event of Default").


IV.      REMEDIES

         A.  If an Event of Default occurs:

                  (1) The Secured Party may declare all obligations secured hereby to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived.

                  (2) The Secured Party may exercise and shall have any and all rights and remedies accorded it by the Rhode Island Uniform Commercial Code. The Secured Party may require Debtor to assemble the collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties. The requirement of reasonable notice shall be met if notice is mailed, postage prepaid, to Debtor or other person entitled thereto at least ten (10) days (including non-business days) before the time of sale or disposition of the Collateral. Debtor shall pay to the Secured Party on demand any and all expenses incurred or paid by the Secured Party in protecting or enforcing any rights of the secured Party hereunder.

                  (3) The Secured Party shall also have the right to operate the Company's location at 1255 Reservoir Avenue as a franchise pursuant to the terms of the Company's standard franchise agreement as contained in the Company's Uniform Franchise Offering Circular on all of the terms and conditions contained in such agreement; provided, however, the Company shall waive the initial $15,000 franchise fee for such franchise.

         B. No delay in accelerating the maturity of any obligation as aforesaid or in taking any other action with respect to an Event of Default or in exercising any rights with respect to Collateral shall affect the rights of the Secured Party later to such action with respect thereto, and no waiver as to one Event of Default shall effect a waive as to any subsequent Event of Default.


V.       MISCELLANEOUS

         All rights of Secured Party hereunder shall inure to the benefit of Secured Party and its successors and assigns; and all obligations of Debtor shall bind Debtor and its successors and assigns. This agreement was executed and delivered in the State of Rhode Island and all the provisions hereof shall be construed by and administered in accordance with the local laws of the State of Rhode Island.


     Signed in duplicate and delivered as of the date first written above.


                                                  DEBTOR:

                                                  CLF2, INC.


                                                  By:/s/ Thomas W. DeJordy
                                                     -------------------------
                                                        Title: President


                                                  SECURED PARTY:
                                                  /s/ Michael A. Cardillo
                                                  ----------------------------
                                                  Michael A. Cardillo


     For the purposes of Section IV(A)(3) above:

                                                  CLF FRANCHISE CORPORATION


                                                  By:/s/ Thomas W. DeJordy
                                                     -------------------------
                                                        Title: President